UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2014 (April 15, 2014)

JDS UNIPHASE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22874	94-2579683
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 North McCarthy Boulevard, Milpitas, CA	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 546-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Reporting)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 15, 2014, the Board of Directors (the “Board”) of JDS Uniphase Corporation (the “Company”) appointed Timothy Campos as a director of the Company, effective April 15, 2014. Mr. Campos will serve until the 2014 annual meeting of stockholders or until his earlier resignation or removal.

Mr. Campos has served as the Chief Information Officer at Facebook since August 2010. Prior to Facebook, he served as the CIO and Vice President of Information Technology at KLA-Tencor from 2005 to 2009. Prior to KLA-Tencor, Mr. Campos worked at internet startup Portera Systems where he was responsible for engineering and hosting architecture. Mr. Campos earned his BS in Electrical Engineering and Computer Science from the University of California at Berkeley, and an MBA from the University of California at Berkeley and Columbia University.

The Board determined that Mr. Campos’ extensive industry experience in enterprise networks, application hosting and managing big data will provide valuable insight into those markets.

Mr. Campos received an initial equity grant of 14,357 restricted stock units (the “New Director Grant”) under the Company’s Amended and Restated 2003 Equity Incentive Plan (the “2003 Plan”). The New Director Grant was valued at $200,000, pursuant to the Company’s compensation policies for new non-employee directors as adopted by the Board, with the number of shares determined based upon the average price of the Company’s shares on the NASDAQ Stock Market for the 30 calendar days preceding the grant date. The New Director Grant will vest annually in three equal installments on each anniversary of the grant date.

The Company and Mr. Campos also entered into the Company’s standard form of director indemnification agreement (the “Indemnification Agreement”), providing for the Company to indemnify Mr. Campos as a director of the Company for certain potential risks as specified in the Indemnification Agreement. A copy of the Company’s form of Indemnification Agreement is attached as Exhibit 10.9 to the Current Report on Form 8-K which the Company filed with the Securities and Exchange Commission on August 15, 2011, and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On April 15, 2014, the Company issued a press release announcing the appointment of Timothy Campos to the Board of Directors. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01, including information incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated April 15, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDS Uniphase Corporation

By:	/s/ Andrew Pollack
Andrew Pollack Senior Vice President, General Counsel and Secretary

April 18, 2014